SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM T-1
                                   ----------

                       STATEMENT OF ELIGIBILITY UNDER THE
                        TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                Check if an Application to Determine Eligibility
                  of a Trustee Pursuant to Section 305(b)(2)___


                       STATE STREET BANK AND TRUST COMPANY
               (Exact name of trustee as specified in its charter)


          Massachusetts                                    04-1867445
   (Jurisdiction of incorporation or                   (I.R.S. Employer
organization if not a U.S. national bank)              Identification No.)


     225 Franklin Street, Boston, Massachusetts                 02110
     (Address of principal executive offices)               (Zip Code)

        John R. Towers, Esq. Executive Vice President and General Counsel
                225 Franklin Street, Boston, Massachusetts 02110
                                 (617) 654-3253
            (Name, address and telephone number of agent for service)

                      The National Collegiate Trust 1997-S2
a trust acting through Delaware Trust Capital Management, Inc., as Owner Trustee


             DELAWARE
(State or other jurisdiction                                (I.R.S. Employer
of incorporation or organization)                          Identification No.)


                                900 MARKET STREET
                           WILMINGTON, DELAWARE 19801
               (Address of principal executive offices) (Zip Code)


                COLLATERALIZED STUDENT LOAN BONDS, SERIES 1997-S2

                                     GENERAL

ITEM 1.    GENERAL INFORMATION.

           FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

           (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISORY AUTHORITY TO WHICH IT IS SUBJECT.

                      Department of Banking and Insurance of The Commonwealth of Massachusetts, 100 Cambridge Street, Boston, Massachusetts.

                      Board of Governors of the Federal Reserve System, Washington, D.C., Federal Deposit Insurance Corporation, Washington, D.C.

           (b) Whether it is authorized to exercise corporate trust powers. Trustee is authorized to exercise corporate trust powers.

ITEM 2.    AFFILIATIONS WITH OBLIGOR.

           IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

                 The obligor is not an affiliate of the trustee or of its parent, State Street Corporation.

                 (See note on page 2.)

ITEM 3. THROUGH ITEM 15.     NOT APPLICABLE.

ITEM 16.   LIST OF EXHIBITS.

           LIST BELOW ALL EXHIBITS FILED AS PART OF THIS STATEMENT OF
ELIGIBILITY.

           1. A COPY OF THE ARTICLES OF ASSOCIATION OF THE TRUSTEE AS NOW IN EFFECT.

                      A copy of the Articles of Association of the trustee, as now in effect, is on file with the Securities and Exchange Commission as Exhibit 1 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1 ) filed with the Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

           2. A COPY OF THE CERTIFICATE OF AUTHORITY OF THE TRUSTEE TO COMMENCE BUSINESS, IF NOT CONTAINED IN THE
           ARTICLES OF ASSOCIATION.

                      A copy of a Statement from the Commissioner of Banks of Massachusetts that no certificate of authority for the trustee to commence business was necessary or issued is on file with the Securities and Exchange Commission as
                      Exhibit 2 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with the Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

           3. A COPY OF THE AUTHORIZATION OF THE TRUSTEE TO EXERCISE CORPORATE TRUST POWERS, IF SUCH AUTHORIZATION IS NOT CONTAINED IN THE DOCUMENTS SPECIFIED IN PARAGRAPH (1) OR (2), ABOVE.

                      A copy of the authorization of the trustee to exercise corporate trust powers is on file with the Securities and Exchange Commission as Exhibit 3 to Amendment No. 1 to the Statement of

                      Eligibility and Qualification of Trustee (Form T-1) filed with the Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

           4. A COPY OF THE EXISTING BY-LAWS OF THE TRUSTEE, OR INSTRUMENTS CORRESPONDING THERETO.

                      A copy of the by-laws of the trustee, as now in effect, is on file with the Securities and Exchange Commission as
                      Exhibit 4 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with the Registration Statement of Eastern Edison Company (File No. 33-37823) and is incorporated herein by reference thereto.

           5. A COPY OF EACH INDENTURE REFERRED TO IN ITEM 4. IF THE OBLIGOR IS in default.

                      Not applicable.

           6. THE CONSENTS OF UNITED STATES INSTITUTIONAL TRUSTEES REQUIRED BY
SECTION 321(B) OF THE ACT.

                      The consent of the trustee required by Section 321(b) of the Act is annexed hereto as Exhibit 6 and made a part hereof.

           7. A COPY OF THE LATEST REPORT OF CONDITION OF THE TRUSTEE PUBLISHED PURSUANT TO LAW OR THE REQUIREMENTS OF ITS SUPERVISING OR EXAMINING AUTHORITY.

                      A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority is annexed hereto as
                      Exhibit 7 and made
                      a part hereof.

                                      NOTES

           In answering any item of this Statement of Eligibility which relates to matters peculiarly within the knowledge of the obligor or any underwriter for the obligor, the trustee has relied upon information furnished to it by the obligor and the underwriters, and the trustee disclaims responsibility for the accuracy or completeness of such information.

           The answer furnished to Item 2. of this statement will be amended, if necessary, to reflect any facts which differ from those stated and which would have been required to be stated if known at the date hereof.

                                    SIGNATURE

                 Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, State Street Bank Trust Company, a corporation organized and existing under the laws of The Commonwealth of Massachusetts, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Boston and The Commonwealth of Massachusetts, on the 8th day of December, 1997.

                                           STATE STREET BANK AND TRUST COMPANY

                                           By:  /s/ Karen R. Beard
                                                ------------------------
                                                Karen R. Beard
                                                Assistant Vice President

                                    EXHIBIT 6


                             CONSENT OF THE TRUSTEE

                 Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, as amended, in connection with the proposed issuance by THE NATIONAL COLLEGIATE TRUST 1997-S2, ACTING THROUGH DELAWARE TRUST CAPITAL MANAGEMENT INC. OF ITS COLLATERALIZED STUDENT LOAN BONDS, we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                          STATE STREET BANK AND TRUST COMPANY

                                          By:  /s/ Karen R. Beard
                                               -------------------------
                                               Karen R. Beard
                                               Assistant Vice President

DATED: NOVEMBER 20, 1997

                                    EXHIBIT 7

Consolidated Report of Condition of State Street Bank and Trust Company, Massachusetts and foreign and domestic subsidiaries, a state banking institution organized and operating under the banking laws of this commonwealth and a member of the Federal Reserve System, at the close of business June 30, 1997, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act and in accordance with a call made by the Commissioner of Banks under General Laws, Chapter 172, Section 22(a).


                                                                                        Thousands of
                                                                                        Dollars
ASSETS

Cash and balances due from depository institutions:
           Noninterest-bearing balances and currency and coin...........................         1,842,337
           Interest-bearing balances....................................................         8,771,397
Securities..............................................................................        10,596,119
Federal Funds sold and securities purchased under agreements to resell in
           domestic offices of the bank and its Edge subsidiary.........................         5,953,036
Loans and lease financing receivables:
           Loans and leases, net of unearned income:..................         5,769,090
           Allowance for loan and lease losses........................            74,031
           Allocated transfer risk reserve............................                 0
           Loans and leases, net of unearned income and allowances......................         5,695,059
Assets held in trading accounts.........................................................           916,608
Premises and fixed assets...............................................................           374,999
Other real estate owned.................................................................               755
Investments in unconsolidated subsidiaries..............................................            28,992
Customers' liability to this bank on acceptances outstanding............................            99,209
Intangible assets.......................................................................           229,412
Other assets............................................................................         1,589,526

Total assets............................................................................        36,097,449

LIABILITIES

Deposits:
           In domestic offices..........................................................        11,082,135
                 Noninterest-bearing..................................         8,932,019
                 Interest-bearing.....................................         2,150,116
           In foreign offices and Edge subsidiary.......................................        13,811,677
                 Noninterest-bearing..................................           112,281
                 Interest-bearing.....................................        13,699,396
Federal funds purchased and securities sold under agreements to repurchase
           in domestic offices of the bank and its Edge subsidiary......................         6,785,263
Demand notes issued to the U.S. Treasury and Trading Liabilities........................           755,676
Other borrowed money....................................................................           716,013
Subordinated notes and debentures.......................................................                 0
Bank's liability on acceptances executed and outstanding................................            99,605
Other liabilities.......................................................................           841,566

Total liabilities.......................................................................        34,091,935



                                                                                        Thousands of
                                                                                        Dollars
EQUITY CAPITAL

Perpetual preferred stock and related surplus...........................................                 0
Common stock............................................................................            29,931
Surplus.................................................................................           437,183
Undivided profits and capital reserves/Net unrealized holding gains (losses)............         1,542,695
Cumulative foreign currency translation adjustments.....................................            (4,295)
Total equity capital....................................................................         2,005,514

Total liabilities and equity capital....................................................        36,097,449


I, Rex S. Schuette. Senior Vice President and Comptroller of the above named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                 Rex S. Schuette

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                                                 David A. Spina
                                                 Marshall N. Carter
                                                 Truman S. Casner

           5. A COPY OF EACH INDENTURE REFERRED TO IN ITEM 4. IF THE OBLIGOR IS IN DEFAULT.

                 Not applicable.

           6. THE CONSENTS OF UNITED STATES INSTITUTIONAL TRUSTEES REQUIRED BY
SECTION 321(B) OF THE ACT.

                 The consent of the trustee required by Section 321(b) of the Act is annexed hereto as Exhibit 6 and made a part hereof.

           7. A COPY OF THE LATEST REPORT OF CONDITION OF THE TRUSTEE PUBLISHED PURSUANT TO LAW OR THE REQUIREMENTS OF ITS SUPERVISING OR EXAMINING AUTHORITY.

                 A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority is annexed hereto as Exhibit 7 and made a part hereof.

                                      NOTES

           In answering any item of this Statement of Eligibility which relates to matters peculiarly within the knowledge of the obligor or any underwriter of the obligor, the trustee has relied upon the information furnished to it by the obligor and the underwriters, and the trustee disclaims responsibility for the accuracy or completeness of such information.

           The answer to Item 2. of this statement will be amended, if necessary, to reflect any facts which differ from those stated and which would have been required to be stated if known at the date hereof.

                                    SIGNATURE

           Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, State Street Bank and Trust Company, a corporation duly organized and existing under the laws of The Commonwealth of Massachusetts, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Boston and The Commonwealth of Massachusetts, on the 8th day of December, 1997.

                                          STATE STREET BANK AND TRUST COMPANY

                                          By: /s/ Karen R. Beard
                                              ----------------------
                                                  Karen R. Beard
                                                  Assistant Vice President


December 8, 1997

                                    EXHIBIT 6


                             CONSENT OF THE TRUSTEE

                 Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, as amended, in connection with the proposed issuance by The National Collegiate Trust 1997-S2, acting through Delaware Trust Capital Management Inc. of its Collateralized Student Loan Bonds, we hereby consent that reports of examination by Federal, State, Territorial, or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                          STATE STREET BANK AND TRUST COMPANY

                                          By: /s/ Karen R. Beard
                                              ----------------------
                                                  Karen R. Beard
                                                  Assistant Vice President


DATED: DECEMBER 8, 1997